TAMARACK FUNDS TRUST

Tamarack Quality Fixed Income Fund

Supplement dated April 8, 2009 to the Prospectus for the Tamarack Fixed Income Funds dated January 28, 2009

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Performance Bar Chart for the Quality Fixed Income Fund – Class A on page 3 of the Prospectus should be deleted and replaced with the following bar chart:

Quality Fixed Income Fund – Class A
Calendar Year Total Returns
(Results in the bar chart do not reflect taxes and do not include a sales charge. If sales charges had been included, the returns would be less than those shown below.)

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TAM-FI PROSP – SUP 4/8/09